Securities and Exchange Commission
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 1, 2006


                           The Phoenix Companies, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                                     1-16517                                  06-1599088
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(State or Other Jurisdiction             (Commission File Number)                         (IRS Employer
   of Incorporation)                                                                   Identification No.)


         One American Row, Hartford, CT                                                   06102-5056
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       (Address of Principal Executive Offices)                                            (Zip Code)


Registrant's telephone number, including area code:                                    (860) 403-5000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 1, 2006, The Phoenix Companies, Inc. made available on its website its Financial Supplement for the quarter ended December 31, 2005. This is furnished as Exhibit 99.1 hereto.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits

         The following exhibit is furnished herewith:

         99.1 The Phoenix Companies, Inc. Financial Supplement for the quarter ended December 31, 2005



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE PHOENIX COMPANIES, INC.


Date:  February 3, 2006                  By:    /s/ Katherine P. Cody
                                                --------------------------------
                                                Name:  Katherine P. Cody
                                                Title: Senior Vice President and
                                                       Chief Accounting Officer